                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
Filed by the Registrant [X]
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[_]   Definitive Proxy Statement                    permitted by Rule 14a-6(e)
[_]   Definitive Additional Materials               (2))
[X]   Soliciting Material Pursuant to
      Rule 14a-12

                          RAVISENT TECHNOLOGIES INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
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Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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         It is currently intended that definitive copies of this proxy statement are intended to be released to security holders on September 6, 2001.

 R A V I S E N T  T E C H N O L O G I E S

                                                      RAVISENT Technologies Inc.

                                                      eMation Opportunity Review
[GRAPHIC]

                                                [LOGO] RAVISENT/TM/ TECHNOLOGIES

R A V I S E N T  T E C H N O L O G I E S

Securities Law Disclaimer

Safe Harbor Statement Under the Private Securities
Litigation Reform Act of 1995

This conference call may contain certain forward-looking statements that relate to RAVISENT's future business and financial performance. Such statements are subject to a number of risks and uncertainties that may cause the actual events of future results to differ from those discussed herein. Such factors include, among others: RAVISENT's ability to consummate the acquisition of eMation and to achieve any benefits from the acquisition, the possibility that the closing conditions to the acquisition of eMation may not be satisfied and that the acquisition may not occur, the viability of DRM technology, the potential for growth in the pervasive computing market, RAVISENT's recent change in its business model, its limited operating history, fluctuating quarterly operating results, expectation of future losses, anticipated price declines in products, dependence on its current product lines, dependence on systems integration partners, dependence on the services market, dependence on the supply chain management market, dependence on device relationship management technology, dependence on a small number of customers, lack of long-term commitments with customers, dependence on manufacturers and strategic relationships, product delays, the difficulty of protecting proprietary rights, the ability to manage growth and attract and retain additional personnel, the potential for defects in its products, risks from international operations, its ability to raise capital in the future, its dependence on the personal computer industry, competition, its ability to manage technological change and respond to evolving industry standards, and government regulation. Investors are advised to read RAVISENT's Annual Report on Form 10-K and quarterly reports on Form 10-Q, Forms 8-K and RAVISENT's Proxy Statement filed with the Securities and Exchange Commission, particularly those sections entitled "Factors Affecting Operating Results," for a fuller discussion of these and other risks and uncertainties.

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

                                      Opportunity Summary

                                              Bob Russell
                     Chairman and Chief Executive Officer

Copyright 2001 Ravisent, Inc.

R A V I S E N T  T E C H N O L O G I E S

Why Acquire eMation?

 . Strong position in emerging growth market
 . Innovative product portfolio
     . Solves critical business needs
     . Introduces news business process
     . Delivers solid ROI
 . Established base of Global 2000 customers and partners
 . Solid management team
 . Excellent opportunity to deliver shareholder value

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Transaction Summary

 .   8 million RVST shares for all outstanding shares of eMation
 .   One year lock-up for eMation shareholders
 .   RVST to assume up to $5 million of debt
 .   eMation's 2001 option plan to be assumed
     (1.55M shares vesting over time)
 .   Pre-closing financing up to $2.5 million provided to eMation

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

eMation Corporate Overview


 . eMation
   .  Founded in 1988
   .  140 employees
   .  Headquarters near Boston
   .  Regional offices in Europe, Israel, Japan
   .  Global Distribution Partners
 .  Worldwide customers
   .  Industrial, Office, Utilities, Medical, Building Automation, PetroChem

[Graph]

Leaders in enabling businesses to tap the value of intelligent device information via the Internet


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Select Customers

[LOGO] SAUR
[LOGO] SIEMENS
[LOGO] AIR LIQUIDE
[LOGO] CARGILL FOODS
[LOGO] DUPONT
[LOGO] LEGRAND(R)
[LOGO] CERN
[LOGO] BP
[LOGO] MOTOROLA
[LOGO] BECKMAN COULTER
[LOGO] TOOLEX
[LOGO] SHINKAWA
[LOGO] OTV
[LOGO] BAVARIA(R)
[LOGO] SAUTER
[LOGO] ASTRAZENECA
[LOGO] HIMA
[LOGO] ABB
[LOGO] LOUVRE

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

The Challenge

[CHART]

Cost of Service   $
                                  Service costs increase with revenue growth
Revenues          $


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Service Market Forecast


                 Total US Market for Field Service Management
                       Systems and Field Communications

                                    [CHART]

                                  17.7% CAGR


Source: BAI Studies of FSMS and Related Markets

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Technology Trends

 .  Intelligent devices are everywhere
      .  Processors are more powerful and less expensive
 .  Low cost, ubiquitous communication
      .  The Internet
      .  Wireless technology
 . eBusiness solutions becoming widespread
      .  CRM, ERP, SCM, with XML interoperability


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

The Opportunity

   User                             Device                      Enterprise
                                 Relationship
 [GRAPHIC]                        Management
                                     DRM
                                  [GRAPHIC]                   . Field Service
                                                              . Call Centers
                                                              . Sales/Marketing
                                                              . Engineering


Devices Can Talk                                           Businesses Can Listen

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Better Service at Lower Costs

[CHART]

Cost of Service     $

                    Without  DRM

          Improved Margin

                    With DRM                    Improved Customer Satisfaction

  Maximize Resource Utilization

Revenues            $


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

                                       Solutions and Customers

                                                   Dale Calder
                President and Chief Executive Officer, eMation

Copyright 2001 Ravisent, Inc.

R A V I S E N T  T E C H N O L O G I E S

eMation DRM(TM) Technology

 .  Firewall-Friendly(TM) Communications
      .  Two-way communication to any device, anywhere
 .  Secure at data and user level
      .  Industry standard encryption and authentication
 .  Bandwidth Sensitive, Network Tolerant
      .  Intelligence, management at multiple levels
 .  Automatic, Reliable, Massively Scaleable
      .  Hundreds to millions of devices
 .  Rapid Deployment
      . Standard product is flexible enough to support a wide range of devices


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

eMation DRM Architecture
                                                                   .CRM
                  Device Service Commerce Information Custom       .ERP
                                                                   .SCM
eMation DRM Application Portals   [GRAPHIC]                        .Commerce
                                                                   .Logistics
                                                                   .Service

                                                    Enterprise Application
                                                           Interfaces
                                 [LOGO] INTERNET

eMation DRM                                                     eMation DRM
Connector    [GRAPHIC]            XML over HTTP       [GRAPHIC] Gateway

                                        Multi-protocol Support
         Embedded Intelligent
                                               Device  Appliances  Controllers


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

eMation DRM in Action


Corporate Information Consumers
       [GRAPHIC]
Device Manufacturer  Web-Browser Access  Enterprise Application Interfaces

                     eMation DRM Portals
EMation DRM Enterprise Server
                                  Firewall

Remote Information Consumers

      [GRAPHIC]           Field Service
                          Customers
      [GRAPHIC]           Partners
                          Suppliers
                          Distributors
      [GRAPHIC]           Web-Browser Access

Intelligent Devices [GRAPHIC] eMation DRM Connector  Firewall [GRAPHIC]

[LOGO] INTERNET

Firewall  [GRAPHIC]  eMathion DRM Gateway

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Target Customer Profile

 .  $500M+ Device Manufacturer
      .  Mission critical devices                     [GRAPHIC]
      .  Significant service costs
 .  Markets
      .  Industrial                                   [GRAPHIC]
      .  Medical
      .  Semiconductor
      .  Office Automation
      .  Building Automation                          [GRAPHIC]
 .  Decision Maker
      .  VP Customer Service                          [GRAPHIC]
      .  CEO/COO/CFO


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Beckman Coulter

 .  SYNCHRON (R) LX20 Chemistry Analyzer

 .  Situation                                                     [GRAPHIC]
      .  Complex instrument requiring periodic service
      .  Downtime is expensive for the end user
      .  Failures result in costly emergency service calls

 .  The eMation DRM Solution
      .  eMation DRM Gateway monitors local device communications
      . Transmits event data to eMation DRM Enterprise Server via Internet . Device information accessible by service technician over the web

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Customer Reaction

 .  Payback - projected savings of $1 million annually
       .  Shift to proactive service model
       .  Remotely diagnose and schedule maintenance
       .  Predict failures to reduce unscheduled service & downtime

"The eMation DRM system is a real breakthrough..."

                                   Jeff McHugh, Beckman Coulter
                VP, Diagnostics Commercial Operations, Americas

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Air Liquide

 .  HimALaya Cryogenic Freezing Machine

 .  Situation                                   [GRAPHIC]
      .  New machine design
      .  High customer support costs
      .  Missed consumable revenue opportunities

 .  The eMation DRM Solution

      .  eMation DRM Connector provides local user interface
      .  Event data transmitted to corporate data center via Internet
      . Remote diagnosis and resolution by service technicians over the web . Custom DRM portal for data access by end users

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Customer Reaction

   "By implementing the eMation DRM system, we can now ensure that our customers are operating at peak efficiency 100% of the time and enable just-in-time re-supply of our gas products."

                                                  Laurent Ferenczi, Air Liquide
                                               Head of Research and Development

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Analyst Observations

"The ability to remotely monitor, track and service equipment is virtually an untapped market that we see as a killer app."
                                   Glen Allmendinger, President, Harbor Research

"This is a huge, value-added service. It really bridges the link between OEMs and application providers."
                                                   Pierre Mitchell, AMR Research

"I would say eMation has brought a significantly new piece to the device management puzzle."
                             Warren Wilson, Practice Director, Summit Strategies

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Selected Partners

[LOGO] SIEBEL EBUSINESS
[LOGO] NETSILICON/TM/
[LOGO] SHINKAWA
[LOGO] BEA/TM/
[LOGO] ADVANTECH
[LOGO] ORACLE

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

More Opportunities for DRM

 .  Increase Operational Efficiencies
      .  Improve usage forecasts, streamline supply chain
      .  Obtain "real world" product and market intelligence
      .  Software updates and version control

 .  Optimize Revenue Opportunities
      .  Enable Automatic e-Commerce/TM/
      .  Provide just-in-time resupply of consumables
      .  Implement "pay for use" billing models

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

The world's greatest source of untapped value is hidden within the intelligent devices in use everyday


               Now you can tap it with eMation DRM(TM)


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

                                                      Financials

                                                     Tom Fogarty
               Senior Vice President and Chief Financial Officer


Copyright 2001 Ravisent, Inc.

R A V I S E N T  T E C H N O L O G I E S

Financial Overview

 .  Industrial base produces revenue stream of approximately $10M
 .  DRM product commercially available in April 2001
      .  Initial customers already benefiting
      .  Large market opportunity
 . DRM combines eMation's established device technology with $25M in new investment
 .  Customer ROI is often measured in months
 .  Long term DRM gross margin should exceed 75%


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Pricing Model

 .  Enterprise-class Integrated Solution
      .  Server license, portals, named users
      .  Low end entry license $250k plus services
      .  No COGS for devices when part of package
 .  Follow on sales scale by
      .  Additional users, servers, portals, product lines
      .  18% annual support and maintenance
      .  Additional development & deployment services available


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Results Year Ended December

                               1999           2000              Delta
                          ---------      ---------          ---------
Revenues                       10.5           10.0               (0.4)
                                -              -
                          ---------      ---------          ---------
Cost of revenues                1.4            1.3                0.1
                          ---------      ---------          ---------

                          ---------      ---------          ---------
Gross margin                    9.1            8.7               (0.3)
                          ---------      ---------          ---------
Operating expenses             10.2           26.2              (16.0)

                          ---------      ---------          ---------
Operating loss                 (1.1)         (17.5)             (16.3)
                          ---------      ---------          ---------

Other expense                  (1.7)          (0.9)               0.8

                          ---------      ---------          ---------
Net loss                       (2.8)         (18.3)             (15.5)
                          =========      =========          =========

                          ---------      ---------          ---------
EBITDA                         (0.7)         (14.9)             (14.2)


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Results Quarter Ended

                                Jun-00         Jun-01             Delta
                              ---------      ---------          ---------

Revenues                          2.1            2.6                0.5
                                  -              -
Cost of revenues                  0.4            0.7               (0.3)

                              ---------      ---------          ---------
Gross margin                      1.7            2.0                0.2
                              ---------      ---------          ---------

Operating expenses                5.7            4.8                0.9

                              ---------      ---------          ---------
Operating loss                    (4.0)          (2.8)              1.2
                              ---------      ---------          ---------

Other expense                     (0.7)          (0.7)              0.0

                              ---------      ---------          ---------
Net loss                          (4.8)          (3.6)              1.2
                              =========      =========          =========

                              ---------      ---------          ---------
EBITDA                            (3.5)          (2.1)              1.3
                              ---------      ---------          ---------


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Pro Forma Balance Sheet

As of June 30, 2001

                                   Ravisent        eMation         Pro Forma             Combined
                                   Historical      Historical      Adjustments          Pro Forma
                                  ------------    ------------     -----------         -----------
Cash                                   62.9            0.9               -                63.9
Accounts receivable                     1.4            2.7               -                 4.1
Inventory                               8.3            0.1               -                 8.4
Other current assets                    2.1            0.7               -                 2.8
Long term assets                        7.3            8.7             16.8               32.8
                                  ----------       --------         --------         ----------
Total assets                           82.0           13.2             16.8              112.0
                                  ==========       ========         ========         ==========

Current liabilities                     9.6            7.6              2.4               19.5
Long term liab./Debt                    0.6            2.6               -                 3.1
                                  ----------       --------         --------         ----------
Total liabilities                      10.1           10.1              2.4               22.6
                                  ----------       --------         --------         ----------
                                  ----------       --------         --------         ----------
Preferred Stock                                       26.1            (26.1)                -
                                  ----------       --------         --------         ----------
                                  ----------       --------         --------         ----------
Equity                                 71.9         (23.0)             40.5              89.4
                                  ----------       --------         --------         ----------
                                  ----------       --------         --------         ----------
Total equity & liabilities             82.0           13.2             16.8             112.0
                                  ----------       --------         --------         ----------

Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Balance Sheet Highlights

                                                      ($ in millions)

                                                          Combined
                                                          Pro Forma

Cash                                                      $   63.9

Total Debt                                                $    3.4

Shares Outstanding - Basic                                    25.6

Shares Outstanding - Diluted                                  26.8

Note: Pro forma as of June 30, 2001


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

                                          Closing Remarks

                                              Bob Russell
                     Chairman and Chief Executive Officer


Copyright 2001 Ravisent, Inc.

R A V I S E N T  T E C H N O L O G I E S

New Management Team

Bob Russell                 Chairman &            DEC, Thomson, McGraw Hill
                            CEO

Dale Calder                 President             eMation, FactorySoft,
                                                  TurningPoint Software,
                                                  Westinghouse

Tom Fogarty                 CFO                   Ravisent, Bell Atlantic,
                                                  DecisionOne

Ned Barlas                  CLO                   Ravisent, Panitch Schwarze
                                                  Jacobs & Nadel

Paul Henderson              VP Marketing          Sun Microsystems, Apollo
                                                  Computer, Avid Technology


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

Win With eMation

 .  Strong position in emerging growth market
 .  Innovative product portfolio
      .  Solves critical business needs
      .  Introduces news business process
      .  Delivers solid ROI
 .  Established base of Global 2000 customers and partners
 .  Solid management team
 .  Excellent opportunity to deliver shareholder value


Copyright 2001 Ravisent Technologies

R A V I S E N T  T E C H N O L O G I E S

[GRAPHIC]

                                                [LOGO] RAVISENT/TM/ TECHNOLOGIES